UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

Cemtrex Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Fell Court Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CETX	Nasdaq Capital Market

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2025, Cemtrex, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter, in a firm commitment public offering (the “Offering”), 1,250,000 shares of the Company’s common stock, par value $0.001 per share (the “Firm Shares”), for a public offering price of $1.00 per share. The Company also granted the Underwriter an over-allotment option to purchase up to 187,500 shares of the Company’s common stock (the “Option Shares,” together with Firm Shares, the “Shares”).

The Company expects to receive approximately $1,250,000 in gross proceeds from this Offering, before deducting underwriting discounts and other related offering expenses. The Offering closed on May 29, 2025.

Any securities offered and sold in the Offering will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-283995) filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2024, and declared effective on February 3, 2025 (the “Registration Statement”), as supplemented by the preliminary prospectus supplement dated May 28, 2025 relating to the Offering and filed with the SEC on May 28, 2025, and a final prospectus supplement dated May 29, 2025 and filed with the SEC on May 29, 2025.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing summary of the terms of the Underwriting Agreement is subject to, and qualified in its entirety by reference to, a copy of the Underwriting Agreement that is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The Doney Law Firm, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the shares of common stock, a copy of which is attached hereto as Exhibit 5.1.

Item 8.01 Other Events.

The Company issued press releases announcing the pricing and closing of the Offering on May 28, 2025 and May 29, 2025, respectively. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
1.1	Underwriting Agreement, dated May 28, 2025 with Aegis Capital Corp.
5.1	Opinion of The Doney Law Firm
23.1	Consent of The Doney Law Firm (contained in Exhibit 5.1)
99.1	Press Release dated May 28, 2025
99.2	Press Release dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: May 29, 2025	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President, and Chief Executive Officer

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